EXECUTED VERSION

                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming part of                   Effective Date of Endorsement:
Policy No. AB0927BE issued to:                    September 29, 2005


Wells Fargo Bank, N.A., as Indenture Trustee on behalf of GMACM Home Equity Loan
Trust 2005-HE3, and for the benefit of the Holders of the GMACM Home Equity Loan-Backed
Term Notes and Variable Pay Revolving Notes,
Series 2005-HE3

        For all purposes of this Policy, the following terms shall have the following meanings:

        "Agreement" shall mean the Indenture (including Appendix A thereto).

        "Deficiency Amount" (1) shall mean, with respect to any Payment Date (other than the Final Payment Date), the sum of (x) the amount by which accrued interest on the Notes at the respective Note Rates on such Payment Date (exclusive of any Interest Shortfalls or any Relief Act Shortfalls) exceeds the amount on deposit in the Note Payment Account available for interest distributions on such Payment Date and (y) any Liquidation Loss Amount for that Payment Date to the extent not distributed to Holders as part of the Principal Distribution Amount on such Payment Date or deposited into the Funding Account as part of the Principal Distribution Amount for such Payment Date or applied to reduce the Overcollateralization Amount on such Payment Date and (2) shall mean, with respect to the Final Payment Date, the amount by which the Note Balance on the Notes, together with accrued interest on the Notes at the respective Note Rates during the related Interest Period (exclusive of any Interest Shortfalls or any Relief Act Shortfalls) exceeds the payments otherwise available to be made to the Holders thereof on the Final Payment Date. Any Interest Shortfalls or any Relief Act Shortfalls shall not be included in a Deficiency Amount. A Deficiency Amount also does not cover any payment of principal of the Term Notes on any Targeted Final Payment Date.

        "Due for Payment" shall mean, with respect to any Insured Amounts, such amount that is due and payable under the Indenture on the related Payment Date.

        "Final Payment Date" shall mean the Payment Date in February 2036.

        "First Payment Date" shall mean October 25, 2005.

        "Holder" shall mean any person who is the registered owner or beneficial owner of any of the Notes.

        "Indenture" shall mean the Indenture, dated as of September 29, 2005, between GMACM Home Equity Loan Trust 2005-HE3, as Issuer, and Wells Fargo Bank, N.A., as Indenture Trustee, as such Indenture may be amended, modified or supplemented from time to time as set forth in the Indenture.

        "Indenture Trustee" shall mean Wells Fargo Bank, N.A., or its successor-in-interest, in its capacity as indenture trustee under the Indenture, or if any successor indenture trustee or any co-indenture trustee shall be appointed as provided therein, then "Indenture Trustee" shall also mean such successor indenture trustee or such co-indenture trustee, as the case may be, subject to the provisions thereof.

        "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time) dated as of September 29, 2005, by and among the Insurer, GMAC Mortgage Corporation, as Seller and Servicer, Walnut Grove Mortgage Loan Trust 2003-A, as Seller, the Depositor, the Issuer and Wells Fargo Bank, N.A., as Indenture Trustee.

        "Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

        "Insured Amounts" shall mean, with respect to any Payment Date, the (a) Deficiency Amount for such Payment Date plus (b) any Preference Amount for such Payment Date and (c) shall mean, with respect to the Final Payment Date, the Deficiency Amount for the Final Payment Date.

        "Insured Payments" shall mean, with respect to any Payment Date, the aggregate amount actually paid by the Insurer to the Indenture Trustee in respect of Insured Amounts for such Payment Date.

        "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Insurance Policy.

        "Late Payment Rate" shall mean the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable highest rate of interest on any of the Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Payment Date.

        "Nonpayment" shall mean, with respect to any Payment Date or with respect to the Final Payment Date, an Insured Amount which is Due for Payment but has not and will not be paid in respect of such Payment Date or Final Payment Date pursuant to the Indenture.

        "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

        "Payment Date" shall mean the 25th day of each month (or if such 25th day is not a Business Day, the first Business Day immediately following) beginning with the First Payment Date.

        "Preference Amount" shall mean any amount previously distributed to a Holder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final non-appealable order of a court having competent jurisdiction.

        "Premium" shall have the meaning assigned to that term in the Insurance Agreement.

        "Reimbursement  Amount" shall mean,  as to any Payment Date,  the sum of
(x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 3.05(a) of the Indenture, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments, and (y) (i) any other amounts then due and owing to the Insurer under the Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 3.05(a) of the Indenture plus (ii) interest on such amounts at the Late Payment Rate.

        "Trustee" shall mean the Indenture Trustee.

        Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture (including Appendix A thereto) as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Indenture unless such amendment or modification has been approved in writing by the Insurer.

        The Insurer hereby agrees that if, as of any Payment Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Payment Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Indenture and the Insurance Agreement.

        As provided by the Policy, the Insurer will pay any amount payable hereunder, other than Preference Amounts, no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Insured Amount is due or the second Business Day following actual receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended or corrected Notice.

        The Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event on the Payment Date next following receipt on a Business Day by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the "Order"), (ii) a certificate by or on behalf of the Trustee, stating that the Order is final and is not subject to any appeal, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee or the Holder, as applicable, irrevocably assigning to the Insurer all rights and claims of the Trustee or the Holder, as applicable, relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit A) appropriately completed and executed by the Trustee;
provided, that if such documents are received after 12:00 noon, New York City time on such Business Day, they will be deemed to be received the following Business Day; provided further, that the Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Notes prior to the time the Insurer would have been required to make a payment in respect of such principal pursuant to the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order. Notwithstanding the foregoing two sentences, the Insurer shall not be obligated to pay any Preference Amount in respect of principal (other than principal paid in connection with Liquidation Loss Amounts) except on the Final Payment Date or earlier termination of the Trust Estate pursuant to the terms of the Agreement.

        The terms and provisions of the Indenture constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

        A Premium will be payable on this Policy on each Payment Date as provided in Section 3.05(a) of the Indenture, beginning with the First Payment Date, in the amount specified in Section 3.02(c) of the Insurance Agreement.

        The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. The Policy is further hereby amended, to the extent necessary, to clarify that the reference to "loss of any prepayment or any other acceleration payment" in the fourth paragraph of the face of the Policy does not refer to that portion of any shortfall, if any, in interest on any Mortgage Loan in any month in which such Mortgage Loan is paid prior to its stated maturity.

        The Policy does not guarantee to the Holders of the Notes any particular rate of principal payment. The Policy does not cover shortfalls, if any, attributable to the liability of the Trust Estate or the Trustee for withholding taxes, if any, including interest and penalties in respect of any liability for withholding taxes.

        Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated. Notwithstanding the foregoing sentence, if there is any conflict or inconsistency between the Policy and this Endorsement, the terms of this Endorsement shall control.

        No waiver of any rights or powers of the Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

        This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

        IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.


Managing Director                               Assistant Secretary


__________________________                      ______________________________

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB0927BE


                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                              Date:  [                   ]

AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, NY  10004
Attention:  General Counsel

        Reference is made to Certificate Guaranty Insurance Policy No. AB0927BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Indenture (including Appendix A thereto), dated as of September 29, 2005, between GMACM Home Equity Loan Trust 2005-HE3, as Issuer, and Wells Fargo Bank, N.A., as Indenture Trustee (as such Indenture may be amended, modified or supplemented from time to time as set forth in the Indenture) (the "Indenture"), as the case may be, unless the context otherwise requires.

        The Indenture Trustee hereby certifies as follows:
1. The Indenture Trustee is the Indenture Trustee under the Indenture for the Noteholders.
2.           The relevant Payment Date or Final Payment Date is [date].
3. Payment on the Notes in respect of the Payment Date is due to be received on ____________________________ under the Indenture, in an amount equal to
             $_____________________.

        [3. The amount to be paid to the Holders of the Notes on the Final Payment Date is
             $__________.]

        4.   There  is  a  Deficiency   Amount  and/or   Preference   Amount  of
             $___________ in respect of the Notes, which amount is an Insured Amount pursuant to the terms of the Policy.

        5. The sum of $__________________ is the Insured Amount that is Due For Payment.

        6. The Indenture Trustee has not heretofore made a demand for the Insured Amount in respect of the Payment Date or Final Payment Date, as the case may be.

        7. The Indenture Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

             ____________________________ Indenture Trustee's account number.

        8. The Indenture Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Notes when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Note Payment Account and not commingle such funds with other funds held by the Indenture Trustee and (d) maintain an accurate record of such payments with respect to the Notes and the corresponding claim on the Policy and proceeds thereof.



                                                   By: ______________________
                                                        Indenture Trustee

                                                   Title: ___________________
                                                               (Officer)

         ______________________________________________________________

                    (SURETY BOND ON FILE WITH THE REGISTRANT)